[On PlayNet Technologies, Inc. Letterhead]


                                             December 5, 1996


Zeller Eblagon Financial Services, Ltd.

                  Re: Option to Purchase Common Stock in PlayNet Technologies, Inc. (formerly Aristo International Corporation) ("PlayNet"), dated July 31, 1996

Gentlemen:

This letter will confirm that the exercise period for the option to purchase 90,909 shares of PlayNet common stock, $.001 par value per share, at an exercise price of $5.50 per share, originally granted July 31, 1996 (replacing and superseding the earlier option granted on April 30, 1996), has been extended from December 31, 1996 to March 31, 1997 (the "Exercise Date").

If the foregoing conforms to your understanding of our agreement, please sign this letter agreement where indicated and return it to the undersigned, retaining a copy for your records.

                                     Very truly yours,

                                     PlayNet Technologies, Inc.



                                     Shmuel Cohen
                                     President & Chief Executive Officer

Accepted and Agreed:

Zeller Eblagon Financial Services, Ltd.


By: _________________________________

Name: ____________________________

Title: _____________________________

                   [On PlayNet Technologies, Inc. Letterhead]

                                             December 5, 1996


Zeller Eblagon Financial Services, Ltd.

                  Re: Option to Purchase Common Stock in PlayNet Technologies, Inc. (formerly Aristo International Corporation) ("PlayNet"), dated April 12, 1996

Gentlemen:

This letter will confirm that the exercise period for the option to purchase 81,818 shares of PlayNet common stock, $.001 par value per share, at an exercise price of $5.50 per share, originally granted April 12, 1996, has been extended from December 31, 1996 to March 31, 1997 (the "Exercise Date"). This option was granted as a material part of the consideration for a Promissory Note between PlayNet and Zeller Eblagon Financial Services, Ltd. affiliate, Zeller Eblagon Leasing Ltd., dated April 12, 1996, which Promissory Note was paid in full on August 22, 1996.

If the foregoing conforms to your understanding of our agreement, please sign this letter agreement where indicated and return it to the undersigned, retaining a copy for your records.

                                             Very truly yours,

                                             PlayNet Technologies, Inc.



                                             Shmuel Cohen
                                             President & Chief Executive Officer

Accepted and Agreed:
Zeller Eblagon Financial Services, Ltd.


By: _________________________________

Name: ____________________________

Title: _____________________________